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                             BARR ROSENBERG SERIES TRUST

                          SUPPLEMENT DATED NOVEMBER 11,1996
                          TO PROSPECTUS DATED AUGUST 5, 1996

    This Supplement is provided to update, and should be read in conjunction with, the information provided in the Prospectus.

PLEASE NOTE THE FOLLOWING REVISIONS REGARDING PURCHASE OF SHARES: (The last two sentences of the first paragraph now read as follows):

    Reinvestments of dividends and capital gains distributions paid by the Funds, in-kind investments and investments made through the Barr Rosenberg Automatic Investment Program are not subject to a Fund Reimbursement Fee. Also, investors may be charged an additional fee if they effect transactions through their particular broker or agent.

                          SUPPLEMENT DATED OCTOBER 14, 1996
                          TO PROSPECTUS DATED AUGUST 5, 1996

    Effective October 12, 1996 BISYS Fund Services, Inc. ("BISYS") became the successor Transfer Agent to Furman Selz LLC. BISYS' principal place of business is 3435 Stelzer Road, Columbus, Ohio 43219. BISYS will perform the same services as Furman Selz LLC, at the identical fees. All references to Furman Selz LLC as Transfer Agent in the Prospectus shall refer to BISYS.

PLEASE NOTE THE FOLLOWING REVISIONS REGARDING MULTIPLE CLASSES:

GENERAL (The following sentence is added at the end of the first paragraph):

    For the current fiscal year, the Distribution Fee and the Shareholder Service Fee will be waived for those Shareholders who purchase shares directly from the Trust.

PLEASE NOTE THE FOLLOWING REVISIONS REGARDING PURCHASE OF SHARES:

INITIAL CASH INVESTMENTS BY WIRE (This section now reads as follows):

    Subject to acceptance by the Trust, shares of each Fund may be purchased by wiring federal funds. Please call 1-800-447-3332 for complete wiring instructions. A completed Account Application must be overnighted to the Trust at Barr Rosenberg Series Trust c/o BISYS Fund Services, Inc., 3435 Stelzer Road, Columbus, Ohio 43219-8021. Notification must be given to the Trust at 1-800-447-3332 prior to 4:00 p.m., Eastern Standard Time, of the wire date. Federal funds purchases will be accepted only on a day on which the Trust, the Distributor and the custodian bank are all open for business.

INITIAL CASH INVESTMENTS BY MAIL (The first paragraph of this section now reads as follows):

    Subject to acceptance by the Trust, an account may be opened by completing and signing an Account Application and mailing it to Barr Rosenberg Series Trust, P.O. Box 182495, Columbus, Ohio 43218-2495.

ADDITIONAL CASH INVESTMENTS (The section now reads as follows):

    Additional cash investments may be made at any time by mailing a check to the Trust at the address noted under "Initial Cash Investments by Mail" (payable to Barr Rosenberg Series Trust) or by wiring monies as noted under "Initial Cash Investments by Wire". Notification must be given at 1-800-447-3332 prior to 4:00 p.m., Eastern Standard Time, of the wire date. The minimum amounts for additional cash investments are $10,000 for Institutional Shares, $1,000 for Adviser Shares and $500 for Select Shares.

OTHER PURCHASE INFORMATION (The second paragraph of this section now reads as follows):

    For purposes of calculating the purchase price of Fund shares, a purchase order is received by the Trust on the day that it is "good order" unless it is rejected by the Distributor. For a purchase order to be in "good order" on a particular day a check or money wire must be received on or before 4:00 p.m., Eastern Standard Time (in the case of Adviser Shares or Select Shares), of that day or, in the case of Institutional shares, the investor's securities must be placed on deposit at The Depository Trust Company prior to 10:00 a.m., Eastern Standard Time or, in the case of cash investments, the Trust must have received adequate assurances that federal funds will be wired to the Fund prior to 4:00 p.m., Eastern Standard Time, on the following business day.
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If the consideration is received by the Trust after the deadline, the purchase price of Fund shares will be based upon the next determination of net asset value of Fund shares. No third party or foreign checks will be accepted and no share certificates will be issued.

PLEASE NOTE THE FOLLOWING REVISIONS REGARDING RETIREMENT PLAN ACCOUNTS (This section now reads as follows):

    Shares of all Funds may be used as a funding medium for IRAs and other qualified retirement plans ("Plans"). The minimum initial investment for an IRA or a Plan is $10,000. A special application must be completed in order to create such an account. Contributions to IRAs are subject to prevailing amount limits set by the Internal Revenue Service. For more information about IRAs and other Plan accounts, call the Trust at 1-800-447-3332.

PLEASE NOTE THE FOLLOWING REVISIONS REGARDING REDEMPTION OF SHARES:

BY MAIL (The first paragraph of this section now reads as follows):

    The Trust will redeem its shares at the net asset value next determined after the request is received in "good order" and will deduct from the proceeds the applicable Fund Reimbursement Fee. The net asset values per share of the Funds are determined as of 4:00 p.m., Eastern Standard Time, on each day that the New York Stock Exchange, the Trust and the Distributor are open for business. Requests should be addressed to Barr Rosenberg Series Trust, P.O. Box 182495, Columbus, Ohio 43218-2495.

BY TELEPHONE (The following sentence is added at the end of this section):

    Telephone Redemption and Telephone Exchange will be suspended for a period of 10 days following a telephonic address change.

FURTHER REDEMPTION INFORMATION (The first paragraph of this section now reads as follow):

    Purchases of shares of the Trust made by check are not permitted to be redeemed until payment of the purchase has been collected, which may take up to fifteen days after purchase. Shareholders can avoid this delay by utilizing the wire purchase option.

PLEASE NOTE THE FOLLOWING REVISIONS REGARDING EXCHANGE OF FUND SHARES:

EXCHANGE BY MAIL

    The last sentence of this paragraph regarding signature guarantees is deleted.

PLEASE NOTE THE FOLLOWING REVISIONS REGARDING DETERMINATION OF NET ASSET VALUE (The first sentence of this section now reads as follows):

    With the exception of the Japan Series, the net asset value of each class of shares of each Fund will be determined once on each day on which the New York Stock Exchange is open as of 4:00 p.m., Eastern Standard Time.

PLEASE NOTE THE FOLLOWING REVISIONS REGARDING DISTRIBUTIONS (The following is added at the end of this section):

    If you elect to receive distributions in cash and checks (1) are returned and marked as "undeliverable" or (2) remain uncashed for six months, your cash election will be changed automatically and your future dividend and capital gains distributions will be reinvested in the Fund at the per share net asset value determined as of the date of payment of the distribution. In addition, any undeliverable checks or checks that remain uncashed for six months will be canceled and will be reinvested in the Fund at the per share net asset value determined as of the date of cancellation.

SHAREHOLDER INQUIRIES (This section now reads as follows):

    Shareholders may direct inquiries to the Trust at Barr Rosenberg Series Trust, P.O. Box 182495, Columbus, Ohio 43218-2495.

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    THE ABOVE REVISIONS ARE EFFECTIVE IMMEDIATELY. EXCEPT AS INDICATED IN THIS
SUPPLEMENT, ALL PROCEDURES DESCRIBED IN THE TRUST'S PROSPECTUS REMAIN IN EFFECT.